Eos Energy Enterprises Announces ‘Project AMAZE,’ a $500M Program to Address Long-Duration Energy Storage Demand U.S. Department of Energy issues conditional commitment for a loan to finance up to 80% of Project AMAZE – American Made Zinc Energy Highlights: ● Project AMAZE — American Made Zinc Energy, is a $500 million expansion program designed to scale annual production to 8 GWh storage capacity by 2026 to meet the demand for Long Duration Energy Storage (LDES). ● The Department of Energy’s (DOE) Loan Programs Office (LPO) has issued an up to $398.6 million conditional commitment for a loan guarantee, which, if the loan is finalized, is expected to fund 80% of the expansion in Pennsylvania. ● Eos’ American workforce, over 300 strong, is expected to grow to nearly one thousand green-collar careers upon the successful completion of Project AMAZE in 2026 — spurring economic growth in the Monongahela (Mon) Valley region and honoring a local history of industrial manufacturing that dates back to the founding of Westinghouse. ● Project AMAZE would expand U.S. supply chain, which Eos believes features domestic sourcing sufficient to qualify for the Domestic Content Bonus awarded by the IRA’s Investment Tax Credit (ITC). Eos aims to move to 100% U.S- sourced material by 2026. ● Eos recently announced a partnership with Wisconsin-based ACRO Automation Systems to design, develop, and implement its first state-of-the-art high-output manufacturing line. Turtle Creek, PA August 31, 2023 – Eos Energy Enterprises, Inc. (NASDAQ: EOSE), a leading provider of safe, scalable, efficient, and sustainable zinc-powered long- duration stationary energy storage systems, today announced Project AMAZE — American Made Zinc Energy, a $500 million planned expansion and a significant milestone to build 8 GWh of clean energy storage production capacity. Project AMAZE supports Eos' strategy to address increased long-duration energy storage demand driven by the Inflation Reduction Act (IRA) implementation, using its Eos Z3™ energy storage system. The project secured an up to $398.6 million conditional commitment for a loan guarantee from the DOE LPO, the result of a rigorous and thorough due diligence process by the DOE that, if the loan is finalized, would fund 80% of Eos’ planned expansion.

In 2018, Eos brought its production and supply chain back to the United States from China, and the expanded facility would further build on Eos’ investment in American manufacturing with the increased production of its zinc-based energy storage systems. “Manufacturing has been in my family for generations”, stated Eos machine operator Bill Porter, “We’re making things that matter and this is what modern manufacturing looks like.” The issuance of conditional commitment by the DOE was preceded by legal, technical and commercial due diligence by the LPO to evaluate the loan and the project’s potential to meet market demand and commercial and environmental benchmarks. While this conditional commitment demonstrates the Department’s intent to finance the project, several steps remain for the project to reach critical milestones, and certain technical, legal and financial conditions must be satisfied and diligenced to the satisfaction of DOE before the Department enters into definitive financing documents and funds the loan. The Eos Z3™ battery contains predominately American components and is specifically designed for mass production and meeting low-cost, long-duration, grid-scale stationary energy storage needs. Domestic production better positions Eos to access the 45X advanced manufacturing direct pay tax credits available under the IRA. The Eos Z3™ battery is based on Eos’ 15-year history of developing the Znyth™ battery technology, which uses earth-abundant raw materials in its manufacturing and is intended to overcome many limitations in other stationary energy storage solutions. “We are excited to formally announce Project AMAZE. The IRA implementation requires us to move with speed and urgency if the energy industry is going to meet the demand for long-duration energy storage,” said Joe Mastrangelo, CEO of Eos Energy Enterprises, Inc. “At such a crucial moment in our global energy transition, time is of the essence. On behalf of all Eos employees, we want to thank the LPO for giving us the opportunity to reach this important milestone. Project AMAZE should allow Eos to fully commercialize a safe American-made energy storage alternative aimed at creating a resilient, diversified lower carbon energy future.” Eos believes that the secular shift in the energy mix requires an accelerated implementation of its capacity expansion plan to meet the increased demand for Eos Z3™ technology that is currently in semi-automated commercial production. Eos announced last week the selection of ACRO Automation Systems to partner in the design, development and implementation of up to four state-of-the-art high output manufacturing lines. ACRO is a recognized leader in high-speed, custom-designed automated manufacturing systems. “We are putting in place all the elements that will allow us to build an efficient, optimized, state-of-the-art production facility at scale to deliver on a nearly 200 GWh market opportunity,” said Nathan Kroeker, Eos’ Chief Financial Officer. “We believe we can pair the conditional commitment from the DOE with private capital and state and local investment programs to meet our requirements.” Project AMAZE can potentially foster economic growth and job creation, as it is expected to bring approximately 650 new green jobs to Pittsburgh once the facility successfully achieves full operational capacity. “Here in Pittsburgh, we’ve definitely always made things,” said Eos shift supervisor Brian Vason, “I did not go to college or have any special training, and these jobs provide opportunities that are good for the town and good for the future.” Eos is proud to partner with the Allegheny Conference on Community Development and its economic development affiliate, the Pittsburgh Regional Alliance, The Heinz Endowment, The Mon Metro Chamber of Commerce, University of Pittsburgh, Carnegie Mellon University, Partner4Work, Trade Institute of Pittsburgh, Woodland Hills School District, and Community College of Allegheny County to attract a strong local workforce and build green tech careers. Eos recently concluded six workforce development listening sessions with communities surrounding its manufacturing facility in the Mon Valley. Eos has committed to a partnership with The Mon Metro Chamber of Commerce to develop new educational STEM programs that extend beyond the 8th grade and into high school. Eos will also seek avenues to support the replacement of blighted houses with affordable housing, and stabilization of the local electric grid, which currently suffers regular power outages during heavy rainfall. “Eos energy storage systems symbolize American ingenuity. Invented with American minds, built with American hands, made with American equipment, using primarily American materials, I believe Eos will help power the future while creating green tech careers in the Mon Valley and across America,” said Mimi Walters, Eos Board Member and former Member of Congress. About Eos Energy Enterprises Eos Energy Enterprises is a leading provider of safe, scalable, and sustainable zinc- based battery storage systems. With a mission to deliver energy storage solutions that are efficient, reliable, and environmentally friendly, Eos is at the forefront of revolutionizing the global energy storage landscape. Eos’ pioneering technology offers a cost-effective and scalable alternative to other stationary storage systems, enabling a clean energy future with improved grid reliability and resilience. Forward-Looking Statements / Disclaimer This press release includes certain statements that may constitute "forward-looking statements" within the meaning of the "safe harbor" provisions of the Private Securities

Litigation Reform Act of 1995. Forward-looking statements include, but are not limited to, statements that refer to the Department of Energy Loan approval process, our ability to satisfy the conditions precedent for obtaining the loan guarantee from Department of Energy, ultimate approval and funding of the loan guarantee by the Department of Energy, the prospect and execution of Project AMAZE, including timing and related statements, forecasts or other characterizations of future events or circumstances, including any underlying assumptions. The words "anticipate," "believe," "continue," "could," "estimate," "expect," "intends," "may," "might," "plan," "possible," "potential," "predict," "project," "should," "would" and similar expressions may identify forward- looking statements, but the absence of these words does not mean that a statement is not forward-looking. Factors which may cause actual results to differ materially from current expectations include, but are not limited to: changes adversely affecting the business in which we are engaged; our ability to forecast trends accurately; our ability to secure final approval of a loan guarantee from the Department of Energy or the timing and final amount of any loan; our ability to generate cash, service indebtedness and incur additional indebtedness; our ability to secure financing to continue expansion; our ability to secure grants or other federal, state and local investment; our ability to secure satisfactory intercreditor arrangements or modifications with respect to our existing debt financings; our customer’s ability to secure project financing; our ability to develop efficient manufacturing processes to scale and to forecast related costs and efficiencies accurately, and to secure labor; fluctuations in our revenue and operating results; competition from existing or new competitors; the failure to convert firm order backlog and pipeline to revenue; the failure to sufficiently reduce manufacturing costs, potential delays in the launch of our Eos Z3 battery; inefficient implementation of the Inflation Reduction Act of 2022; the amount of final tax credits available to our customers or to Eos pursuant to the Inflation Reduction Act; risks associated with security breaches in our information technology systems; the risk of a government shutdown as Eos remains in due diligence on its loan application with the U.S. Department of Energy Loan Programs Office or while we await approval and funding of any loan guarantee; risks related to legal proceedings or claims; risks associated with evolving energy policies in the United States and other countries and the potential costs of regulatory compliance; risks associated with changes in federal, state, or local laws; risks associated with potential costs of regulatory compliance; risks associated with changes to U.S. trade policies; risks resulting from the impact of global pandemics, including the novel coronavirus, Covid-19; our ability to maintain the listing of our shares of common stock on NASDAQ; our ability to grow our business and manage growth profitably, maintain relationships with customers and suppliers and retain our management and key employees; risks related to the adverse changes in general economic conditions, including inflationary pressures and increased interest rates; risk from supply chain disruptions and other impacts of geopolitical conflict; changes in applicable laws or regulations; the possibility that Eos may be adversely affected by other economic, business, and/or competitive factors; other factors beyond our control; risks related to adverse changes in general economic conditions and other risks and uncertainties. The forward-looking statements contained in this press release are also subject to additional risks, uncertainties, and factors, including those more fully described in Eos’s most recent filings with the Securities and Exchange Commission, including Eos’s most recent Annual Report on Form 10-K and subsequent reports on Forms 10-Q and 8-K. Further information on potential risks that could affect actual results will be included in the subsequent periodic and current reports and other filings that Eos makes with the Securities and Exchange Commission from time to time. Moreover, Eos operates in a very competitive and rapidly changing environment, and new risks and uncertainties may emerge that could have an impact on the forward-looking statements contained in this press release. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and, except as required by law, Eos assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise.